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                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation of our report on page F-2 of this Form 10-K by reference in the prospectus constituting part of the Registration Statements of Form S-8 (Nos. 333-32578 and 333-71586) of Centiv, Inc.

/s/ Grant Thornton, LLP

Chicago, Illinois
March 28, 2002